                                                                   Exhibit 99.12

                 FIRST AMENDMENT TO OPEN-END LEASEHOLD MORTGAGE,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING

         THIS FIRST AMENDMENT TO OPEN-END LEASEHOLD MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this "Amendment") is dated as of May 16, 2002 and is by and between VERO
              ---------
ELECTRONICS, INC., a New York corporation, as Mortgagor (the "Mortgagor"), and
                                                              ---------
BANK OF AMERICA, N.A., a national banking association ("Bank of America"), in
                                                        ---------------
its capacity as Post-Petition Agent for the financial institutions as are, or may from time to time become, parties to the Post-Petition Credit Agreement (as such terms are hereinafter defined) and in its capacity as Administrative Agent for the financial institutions as are, or may from time to time become, parties to the Credit Agreement (as such term is hereinafter defined).

                                    RECITALS:

         A. Contemporaneously herewith, APW Ltd. (the "Company"), various
                                                       -------
financial institutions (the "Lenders") and Bank of America, as the post-petition
                             -------
agent and U.S. collateral agent (in such capacities, the "Post-Petition Agent",
                                                          -------------------
are entering into a Post-Petition Multicurrency Superpriority Credit Agreement (the "Post-Petition Credit Agreement").
      ------------------------------

         B. The Company, various financial institutions (the "Banks") and Bank
                                                              -----
of America, as administrative agent, have previously entered into an Amended and Restated Multicurrency Credit Agreement dated as of May 15, 2001 (as amended, the "Credit Agreement").
     ----------------

         C. The Lenders have required as a condition to making the extensions of credit provided for in the Post-Petition Credit Agreement that the Mortgagor become a party to the Guaranty, dated May 16, 2002 (the "Post-Petition
                                                         -------------
Guaranty") wherein Mortgagor guaranties the obligations of the Company under the
--------
Post-Petition Credit Agreement.

         D. The Mortgagor has executed and delivered to secure its obligations to Bank of America , in its capacity as administrative agent under the Credit Agreement, an Open-End Leasehold Mortgage, Security Agreement, Financing Statement, Assignment of Leases and Rents and Fixture Filing (as such term is defined in the Credit Agreement) (the "Original Mortgage") in favor of First
                                       -----------------
American Title Insurance Company, which shall hereafter secure the Mortgagor's obligations with respect to both the Post-Petition Credit Agreement and the Credit Agreement. The Original Mortgage relates to real property legally described on Exhibit A hereto (the "Mortgaged Property"). The Original Mortgage
             ---------              ------------------
was recorded in the real property records of the county in which the Mortgaged Property is situated, and recording information for the Original Mortgage is set forth on Exhibit B hereto.
         ---------

         E. In connection with the execution of Post-Petition Credit Agreement, and as a requirement to the effectiveness thereof, the Company, the Mortgagor and other Subsidiaries of the

Company have executed and delivered a Reaffirmation of Guaranties (the "Reaffirmation") to confirm the effectiveness of each individual guaranty (the
 -------------
"Original Guaranties") executed by the Mortgagor as required in connection with
 -------------------
the Credit Agreement and the Post-Petition Guaranty and various other loan documents and that the Original Mortgage as amended hereby relates to the obligations of the Company under both the Credit Agreement and the Post-Petition Credit Agreement. As a further condition to the effectiveness of the Post-Petition Credit Agreement, the Lenders have required that the Mortgagor execute and deliver this Amendment.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual agreement contained herein, the Original Mortgage is amended, and the parties hereto agree, as follows:

         1. Recital. The Recitals of the Original Mortgage are hereby amended to
            -------
incorporate the Recitals of this Amendment.

         2. Guaranty. The term "Guaranty", as used in the Original Mortgage, is
            --------            --------
hereby amended to mean the Original Guaranties as confirmed by the Reaffirmation and the Post-Petition Guaranty.

         3. Banks. Except as the context may otherwise require, as determined in
            -----
the reasonable discretion of the Post-Petition Agent, the term "Banks" is hereby amended to mean the Banks (as such term is defined in the Credit Agreement) and the Lenders (as such term is defined in the Post-Petition Credit Agreement).

         4. The Credit Agreement. The term "Credit Agreement," as used in the
            --------------------
Original Mortgage, is hereby amended to mean both the Credit Agreement and the Post-Petition Credit Agreement, as the same may be amended, modified, replaced or substituted from time to time. Any other term (including, without limitation, "Obligations" or "Loan Documents") used in the Original Mortgage as amended hereby that is defined by reference to the "Credit Agreement" shall be deemed defined by reference to the Post-Petition Credit Agreement.

         5. Other Defined Terms. Other capitalized terms used in this Amendment
            -------------------
and not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Mortgage, or if not defined therein, the respective meanings given in the Post-Petition Credit Agreement. In the event of any inconsistency in defined terms between the Credit Agreement, the Post-Petition Credit Agreement, the Mortgage or the other Loan Documents shall be resolved by the Post-Petition Agent in its reasonable discretion.

         6. Lien Priority. Nothing contained herein shall in any manner affect
            -------------
or impair the priority of the lien of the Original Mortgage as to the indebtedness secured thereby prior to giving effect to this Amendment, nor affect any other security held by the Post-Petition Agent on behalf of the Banks to secure repayment or performance of the obligations referred to therein, nor constitute a novation of the Original Mortgage or the obligations secured thereby.

         7.  Intercreditor Agreement. Any proceeds of the Mortgaged Property
             -----------------------
shall be applied by the Post-Petition Agent to payment of expenses, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any and all Liabilities in such order of application as required by that certain Intercreditor Agreement (the "Intercreditor Agreement"), as defined for purposes
                              -----------------------
of the Post-Petition Credit Agreement, as the Intercreditor Agreement may be amended, modified, replaced or substituted from time to time.

         8.  Reaffirmation. The Mortgagor hereby repeats, reaffirms and remakes
             -------------
all representations, warranties, covenants and agreements contained in the Original Mortgage as of the date of this Amendment.

         9.  Representations. The Mortgagor represents and warrants that (i) no
             ---------------
default or event of default currently exists under the Original Mortgage as amended hereby or any of the other Loan Documents; and (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in such a default or event of default, except as may arise as a result of the commencement of a Chapter 11 proceeding in bankruptcy by the Mortgagor or its affiliates.

         10. Full Force and Effect. All of the provisions, rights, powers and
             ---------------------
remedies contained in the Original Mortgage shall stand and remain unchanged and in full force and effect, except to the extent specifically amended hereby, and shall be applicable to all of the properties, rights and privileges subject to the lien of the Original Mortgage as amended hereby.

         11. References. No reference to this Amendment need be made in any
             ----------
instrument or document at any time referring to the "Mortgage", and any reference in any such instrument or document to the "Mortgage" shall be deemed to be a reference to the Original Mortgage as amended hereby and as further amended, modified, replaced or substituted from time to time.

         12. Time of the Essence. Time is of the essence with respect to the
             -------------------
performance of all of the obligations to be performed under the Original Mortgage as amended hereby.

         13. Successors and Assigns. The Original Mortgage as amended hereby
             ----------------------
binds the Mortgagor and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of the Post-Petition Agent and the Banks and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

         14. Counterparts. This Amendment may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15. Amendments. No provision of this Amendment or the Original Mortgage
             ----------
as amended hereby may be modified, amended or waived except by a writing executed by the party sought to be bound thereby. No consent or approval of the Post-Petition Agent or the Banks shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by the Post-Petition Agent to the Mortgagor.

         16. Amendment as Loan Document. This Amendment shall be considered a
             --------------------------
Loan Document and a Collateral Document and shall be construed in conjunction with the other Loan Documents and Collateral Documents.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.

[SEAL]                            VERO ELECTRONICS, INC., a New York
                                   corporation, as Mortgagor

                                  By: /s/ Michael Gasick
                                     --------------------------------------
                                    Its: Treasurer
                                        -----------------------------------

[SEAL]                            BANK OF AMERICA, N.A., a national banking
                                    association, as Post-Petition Agent

                                  By: /s/ M. Duncan McDuffie
                                     --------------------------------------
                                    Its: Managing Director
                                        -----------------------------------

This document was prepared by
and after recording should be
returned to:

Robert V. Fitzsimmons
Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603-3441

STATE OF WI                )
                           ) SS.
COUNTY OF WAUKESHA         )

          The foregoing instrument was acknowledged before me, a notary public, this 17th day of May, 2002, by Michael Gasick of Vero Electronics, Inc., a New York corporation. He is personally known to me or has produced a driver's license or other satisfactory evidence of identification.

                                       Notary: /s/ Anna M. Sanfilippo-Stankevich
(Seal)                                        ----------------------------------
                                       Print Name: Anna M. Sanfilippo-Stankevich
                                                  ------------------------------
                                       Notary Public, State of   WI
                                                              ----------------
Notary:


My Commision expires: 11/24/02
                     -----------
[Notarial Seal]

                                 ACKNOWLEDGMENT

State of California          )
                             )  SS.
County of Los Angeles        )


     On May 16, 2002, before me, Marie I. Gayed, Notary Public, personally appeared Malcolm Duncan McDuffie, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.



WITNESS my hand and official seal.


                                                          Marie I. Gayed
                                                  ------------------------------
           Notary Seal                             Signature of Notary Public

                                                                5 Sterling Drive
                                                        Wallingford, Connecticut

                                    EXHIBIT A

                                Legal Description
                                -----------------

     That certain piece of land, together with the improvements located thereon, situated in the Town of Wallingford, County of New Haven and State of Connecticut, being more particularly described as follows:

PARCEL 6
--------

     Commencing at a point on the easterly side of Sterling Drive, which point marks the northwest corner of land now or formerly of Novametrix Realty Corp. and identified as Lot 18 on a map entitled, "Survey Plan, Property of Orchard Properties, Barnes Industrial Park, Northern Section, North Main Street and Barnes Road, Wallingford, Connecticut dated March 17, 1989, Scale 1" xx 100", and the southwest corner of the herein-described parcel, thence running N 04(Degrees) 15' 49" E a distance of 269.39 feet to a monument to be set; thence turning and running along a curve to the right having a radius of 1030.00 feet a distance of 344.92 feet to a point, the last two courses being along said Sterling Drive as shown on the above-referenced map; thence turning and running S 72(Degrees) 06' 38" E a distance of 909.10 feet to a point, said course being along Lot 5 as identified on the above-referenced map; thence turning and running along a wire fence S 17(Degrees) 53' 22" W a distance of 578.59 feet to a point, said course being along land now or formerly of Fairfield Associates, IV, Fairfield Associates III, and Fairfield Associates II, in part by each as shown on the above-referenced map; thence turning and running N 73(Degrees) 54' and 02" W a distance of 821.89 feet to the point and place of Novametrix Realty Corp. and identified as Lot 18 on the above-reference map, said parcel containing + 12.01 acres.

Common Address:   5 Sterling Drive
                  Wallingford, Connecticut

PIN #:            _____________________________________

                                    EXHIBIT B
                     Identification of Mortgage Document(s)
                     --------------------------------------

Site Address:  5 Sterling Drive
               Wallingford, Connecticut

-----------------------------------------------------------------------------------------------
                                    Date of                                            Date of
Document                            Document      Recording Information               Recording
-----------------------------------------------------------------------------------------------
Open-End Leasehold Mortgage,         8/9/01       Recorded in Book Volume 1000,        9/6/01
Security Agreement, Financing                     Page 287 in Wallingford Land
Statement, Assignment of Leases                   Records, New Haven County,
and Rents and Fixture Filing.                     Connecticut.
-----------------------------------------------------------------------------------------------